Exhibit 23

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements and in the related Prospectuses:

1.Registration Statement (Form S-3 No. 333-158397) of Southwest Airlines Co.;
2.Registration Statement (Form S-3 No. 333-180969) of Southwest Airlines Co.;
3.Registration Statement (Form S-3 No. 333-203761) of Southwest Airlines Co.;
4.Registration Statement (Form S-3 No. 333-222963) of Southwest Airlines Co.;
5.Registration Statement (Form S-3 No. 333-248077) of Southwest Airlines Co.;
6.Registration Statement (Form S-3 No. 333-252849) of Southwest Airlines Co.;
7.Registration Statement (Form S-3 No. 333-273521) of Southwest Airlines Co.;
8.Registration Statement (Form S-4 No. 333-170742) of Southwest Airlines Co.;
9.Registration Statement (Form S-8 No. 33-40653) pertaining to the Southwest Airlines Co. Amended and Restated 1991 Employee Stock Purchase Plan;
10.Registration Statement (Form S-8 No. 333-67627) pertaining to Southwest Airlines Co. Deferred Compensation Plan for Pilots;
11.Registration Statement (Form S-8 No. 333-67631) pertaining to the Southwest Airlines Co. Southwest Airlines Co. Excess Benefit Plan;
12.Registration Statement (Form S-8 No. 333-46560) pertaining to the Southwest Airlines Co. 1991 Employee Stock Purchase Plan, as amended September 21, 2000;
13.Registration Statement (Form S-8 No. 333-98761) pertaining to the Southwest Airlines Co. 2002 SWAPA Non-Qualified Stock Option Plan and the Southwest Airlines Co. 2002 Bonus SWAPA Non-Qualified Stock Option Plan;
14.Registration Statement (Form S-8 No. 333-100862) pertaining to the Southwest Airlines Co. 2002 SWAPIA Non-Qualified Stock Option Plan and the Southwest Airlines Co. 2002 Mechanics Non-Qualified Stock Option Plan;
15.Registration Statement (Form S-8 No. 333-139362) pertaining to the Southwest Airlines Co. Amended and Restated 1991 Employee Stock Purchase Plan;
16.Registration Statement (Form S-8 No. 333-146891) pertaining to the Southwest Airlines Co. 2007 Equity Incentive Plan;
17.Registration Statement (Form S-8 No. 333-160762) pertaining to the Southwest Airlines Co. Amended and Restated 1991 Employee Stock Purchase Plan;
18.Registration Statement (Form S-8 No. 333-166980) pertaining to the Southwest Airlines Co. Amended and Restated 2007 Equity Incentive Plan;
19.Registration Statement (Form S-8 No. 333-190268) pertaining to the Southwest Airlines Co. Amended and Restated 1991 Employee Stock Purchase Plan;
20.Registration Statement (Form S-8 No. 333-205979) pertaining to the Southwest Airlines Co. Amended and Restated 2007 Equity Incentive Plan; and
21.Registration Statement (Form S-8 No. 333-266464) pertaining to the Southwest Airlines Co. Amended and Restated 1991 Employee Stock Purchase Plan

of our reports dated February 6, 2024, with respect to the consolidated financial statements of Southwest Airlines Co. and the effectiveness of internal control over financial reporting of Southwest Airlines Co., included in this Annual Report (Form 10-K) for the year ended December 31, 2023.

/s/ Ernst & Young LLP

Dallas, Texas
February 6, 2024